UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2007
Date of Report (Date of earliest event reported)

SEARCHLIGHT MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-30995	98-0232244
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

#120 - 2441 W. Horizon Ridge Pkwy
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 939-5247
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Transylvania International, Inc.

On February 15, 2007 Searchlight Minerals Corp. (“SMC” or the “Company”) acquired all of the issued and outstanding securities of Transylvania International, Inc., a private Nevada corporation ("TI") pursuant to the terms of a Letter Agreement (the “LA”) dated November 22, 2006 among SMC, Verde River Iron Company, LLC ("VRIC"), Harry B. Crockett and Gerald Lembas, as amended February 15, 2007. TI is a wholly owned subsidiary of VRIC, and holds title to the property underlying a slag pile located in Clarkdale, Arizona from which SMC is seeking to recover base and precious metals through the reprocessing of slag material (the “Clarkdale Slag Project”). The acquisition was completed by way of a merger between TI and SMC’s wholly owned subsidiary, Clarkdale Minerals LLC, a Nevada limited liability company (“SMC Sub”), formed for the purposes of the acquisition. The merger was effected on February 15, 2007 pursuant to the terms of an agreement and plan of merger dated February 15, 2007 between Searchlight, VRIC, TI and SMC Sub. See “Agreement and Plan of Merger”, below.

Closing of the acquisition occurred on February 15, 2007 (the “Closing Date”) and was subject to, among other things, the following terms and conditions:

(i)	Payment by SMC of $200,000 in cash to VRIC on the execution of the LA (which amount has been paid);

(ii)	Payment by SMC of $9,900,000 in cash to VRIC on the Closing Date (which amount has been paid);

(iii)

The issuance by SMC of 16,825,000 shares of its common stock to the designates of VRIC pursuant to Section 4(2) and Regulation D of the Securities Act of 1933 (which shares were issued on the Closing Date);

(iv)

SMC agreeing to pay VRIC $30,000 per month (the “Monthly Payments”) until the earlier of: (i) the date that is 90 days after receipt of a bankable feasibility study by SMC (the “Project Funding Date”), or (ii) the tenth anniversary of the date of the execution of the LA;

(v)	SMC agreeing to pay VRIC $6,400,000 on the Project Funding Date;

(vi)

SMC granting to VRIC a royalty (the “Royalty”) consisting of 2.5% of the Net Smelter Returns (as defined in the LA), on any and all proceeds of production from the Clarkdale Slag Project; and pay to VRIC $500,000 annually (subject to Force Majeure) commencing on the Project Funding Date (the “Advance Royalty”), with no deduction or offset against the Royalty, except that the combined Royalty and Advance Royalty shall not exceed $500,000 in any calendar year; and, the Advance Royalty shall end forever on the first to occur between: (1) the end of the first calendar year in which the Royalty equals or exceeds $500,000; or (2) the date that is ten (10) years after the date the Agreement is executed by the parties; and

(vii)

SMC agreeing to pay VRIC $3,500,000 as a priority distribution of cash flow in accordance with the provisions of the Joint Venture Agreement dated May 20, 2005 between VRIC and Nanominerals Corp. (the “JV Agreement”).

The agreement is governed under the laws of Nevada and supercedes all prior agreements between the parties including the JV Agreement.

Agreement and Plan of Merger

On February 15, 2007 VRIC, TI, SMC Sub and SMC entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which SMC Sub merged with TI, with SMC Sub being the surviving corporation. The closing of the Merger Agreement occurred on February 15, 2007 and was subject to, among other things, the following terms and conditions:

(i)	SMC agreed to issue 16,825 shares for each issued and outstanding share of TI (1,000 shares issued and outstanding as at February 15, 2007);

(ii)	TI agreed to deliver to SMC the financial statements of TI required under applicable securities laws;

(iii)	SMC receive a release of the trust deed of Gerald Lembas and a bill of sale and special warranty deed affirming the due transfer of the assets of TI to SMC Sub;

(iv)	SMC receiving confirmation from an Arizona title insurance company that they are in a position to issue title insurance for TI’s property to SMC or SMC Sub in a form satisfactory to SMC;

(v)	VRIC deliver the share certificates of TI for the closing;

(vi)	SMC Sub and TI execute Articles of Merger as required to give effect to the Merger; and

(vii)	SMC agreed to pay VRIC the amount of $9,900,000 in cash.

The above conditions were met and the Articles of Merger were filed and effected with the Nevada Secretary of State on February 15, 2007. Following completion of the Merger, Clarkdale Minerals LLC, the wholly owned subsidiary of SMC is the sole surviving corporation and holds all of the assets of TI including the title to the land underlying the Clarkdale Slag Project. In connection with the Merger Agreement, VRIC and its designates received 16,825,000 shares of SMC representing 20% of the issued and outstanding shares of SMC as at February 22, 2007, pursuant to Regulation D and Section 4(2) of the Securities Act of 1933.

Following the acquisition, SMC now holds 100% title to the Clarkdale Slag Project through its wholly owned subsidiary, with its interest in the project subject to certain ongoing payments and royalties outlined above. SMC intends to continue to pursue its stated plan of operation on the Clarkdale Slag Project pursuant to which it intends to process slag from a copper smelter slag pile located at the Clarkdale Slag Project site, and extract byproducts from the slag for commercial resale.

The summary of the foregoing is qualified in its entirety by reference to the Letter Agreement, Amendment No. 1 to the Letter Agreement, and the Merger Agreement, which are included as exhibits to this Current Report.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The disclosure under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

The disclosure under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Included herein as Exhibit 99.1 to this Current Report on Form 8-K are the following audited financial statements of Transylvania International, Inc., prepared in accordance with US generally accepted accounting principals and stated in US dollars:

	1.	Report of Independent Registered Public Accounting Firm;

	2.	Balance Sheet as at December 31, 2006.

	3.	Statement of Operations and Accumulated Deficit for the years ended December 31, 2006 and 2005.

	4.	Statements of Cash Flows for the years ended December 31, 2006 and 2005.

	5.	Notes to Financial Statements.

(b)	Pro forma Financial Information.

Included herein as Exhibit 99.3 to this Current Report on Form 8-K are the following unaudited pro-forma combined financial statements giving effect to the Company’s acquisition of Transylvania International, Inc., effective February 15, 2007:

	1.	Unaudited Pro Forma Balance Sheet as of December 31, 2006;

	2.	Unaudited Pro Forma Statement of Operations for the year ended December 31, 2006; and

	3.	Notes to the Pro Forma Financial Statements.

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Joint Venture Agreement between Verde River Iron Company, LLC and Nanominerals Corp. dated June 1, 2005(1)

10.2	Assignment Agreement dated for reference June 1, 2005 between Searchlight Minerals Corp. and Nanominerals Corp.(1)

10.3	First Amendment to Assignment Agreement between Nanominerals Corp. and Searchlight Minerals Corp. dated August 31, 2005. (2)

10.4	Second Amendment to Assignment Agreement between Nanominerals Corp. and Searchlight Minerals Corp. dated October 24, 2005.(3)

10.5

Contract for Drilling Services dated May 23, 2006 between Boart Longyear Company and Searchlight Minerals Corp. and Contact for Services dated October 17, 2005 between Boart Longyear Company and Searchlight Minerals Corp. (4)

10.6	Engineering Services Agreement dated as of May 1, 2006 with Cimetta Engineering and Construction Co., Inc.(5)

10.7	Contract for Engineering Services between URS Corporation and Verde River Iron Company LLC dated March 21, 2005.(4)

Exhibit Number	Description of Exhibit

10.8	Letter Agreement dated November 22, 2006 among Verde River Iron Company, LLC, Harry B. Crockett, Gerald Lembas and Searchlight Minerals Corp.(6)

10.9	Notice of Exercise of Option.(7)

10.10	Amendment No. 1 to Letter Agreement dated February 15, 2007

10.11	Agreement and Plan of Merger dated February 15, 2007 between Verde River Iron Company, LLC, Transylvania International, Inc., Clarkdale Minerals LLC and Searchlight Minerals Corp

10.12	Special Warranty Deed dated February 15, 2007

10.13	Bill of Sale dated February 15, 2007

10.14	Agreement between Transylvania International, Inc, and Reynold P. Radoccia, Architect dated November 14, 2005

10.15	Effluent lease dated August 25, 2004 between Town of Clarkdale, Transylvania International, Inc, and Verde River Iron Company, LLC

10.16	Articles of Merger. between Transylvania International, Inc and, Clarkdale Minerals LLC dated February 15, 2007

99.1	Audited Financial Statements of Transylvania International, Inc. for the years ended December 31, 2006 and December 31, 2005

99.2	Press Release dated February 16, 2007

99.3	Unaudited Pro Forma Combined Balance Sheet and Statement of Operations.

Notes
(1)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 16, 2005.

(2)	Previously filed with the SEC as an exhibit to our Quarterly Report on Form 10-QSB filed on November 21, 2005.

(3)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on October 28, 2005.

(4)	Previously filed as an exhibit to the Company’s Amendment No. 2 to its registration statement on Form SB- 2/A filed with the SEC on October 30, 2006.

(5)	Previously filed as an exhibit to the Company’s Quarterly Report on Form 10-QSB filed with the SEC on August 14, 2006.

(6)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 28, 2006.

(7)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on January 16, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARCHLIGHT MINERALS CORP.

Date: April 25, 2007
	By:	/s/ Carl S. Ager

CARL S. AGER
Secretary and Treasurer